UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 27, 2012

TransUnion Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-172549	74-3135689
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

555 West Adams Street, Chicago, Illinois		60661
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (312) 985-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01	Entry into a Material Definitive Agreement.

Supplemental Indenture

In connection with the previously announced consent solicitation (the “Consent Solicitation”), on February 27, 2012 (the “Effective Time”), Trans Union LLC (“TU LLC”) and TransUnion Financing Corporation (“TU Financing” and, together with TU LLC, the “Issuers”) entered into the Supplemental Indenture (the “Supplemental Indenture”) to the Indenture, dated June 15, 2010 (the “Indenture”), by and among the Issuers, the guarantors party thereto and Wells Fargo Bank, National Association, as Trustee, governing the Issuer’s 11 3/8% Senior Notes due 2018 (the “Notes”). The Supplemental Indenture was entered into to modify the definition of “Investors” to allow affiliates of Advent International and Goldman Sachs Capital Partners to jointly acquire 100% of the voting power of the common stock (the “Merger”) of TransUnion Corp. (the “Company,” together with its direct and indirect subsidiaries, collectively, “we,” “us” or “TransUnion”), without triggering a “Change of Control” as defined in the Indenture, and to modify the definitions of “Investors” and “Permitted Holders” to provide that the pre-Merger Investors and Continuing Shareholders (as defined in the Indenture) will not constitute Permitted Holders following the consummation of the Merger for purposes of determining whether or not a Change of Control has occurred (the “Proposed Amendments”). Pursuant to the terms of the Supplemental Indenture, the Proposed Amendments became effective at the Effective Time and thereafter bind every holder of Notes. However, if the Merger is not consummated at or prior to 5:30 p.m., New York City time, on April 30, 2012 (as such date may be extended (as described in the Supplemental Indenture)), the Supplemental Indenture provides that the definitions of “Investors” and “Permitted Holders” in the Indenture shall revert to the form in effect prior to the Effective Time.

The foregoing description of the Supplemental Indenture is a summary and is qualified in its entirety by reference to the Supplemental Indenture, a copy of which is filed as Exhibit 4.1 hereto and is incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

On February 28, 2012, the Company announced that TU LLC and TU Financing had received the requisite consents in connection with the Consent Solicitation. A copy of the press release announcing the receipt of the requisite consents in the Consent Solicitation is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information set forth in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

A list of exhibits is set forth in the Exhibit Index which immediately precedes such Exhibits and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2012	TRANSUNION CORP.

/S/ SAMUEL A. HAMOOD
Samuel A. Hamood
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

4.1	First Supplemental Indenture, dated as of February 27, 2012, among Trans Union LLC, TransUnion Financing Corporation, the guarantors party thereto and Wells Fargo Bank, National Association, as Trustee.
99.1	Press release, dated February 28, 2012, announcing receipt of requisite consents for consent solicitation related to the 11 3/8% Senior Notes due 2018.